UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 12, 2014

REVEN HOUSING REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54165	84-1306078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7911 Herschel Avenue, Suite 201 La Jolla, CA 92037
(Address of principal executive offices)

(858) 459-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.

On June 12, 2014, Reven Housing Texas, LLC (“Borrower”), a Delaware limited liability company and a wholly owned subsidiary of Reven Housing REIT, Inc., a Maryland corporation (the “Registrant”), issued a Promissory Note Secured by Deeds of Trust (the “Note”) to Silvergate Bank, a California corporation (“Lender”), in the principal amount of up to $7,570,000 (the “Aggregate Principal Amount”). The entire balance of principal and accrued interest and other amounts then outstanding on the Note (the “Loan”) are due and payable on July 5, 2019 (the “Maturity Date”). Interest accrues and is payable monthly on the Loan at the rate equal to one percent (1.00%) points over the “PRIME RATE” as published in The Wall Street Journal. Commencing on August 5, 2014 and continuing on the fifth day of each calendar month through and including July 5, 2015, Borrower shall pay interest in arrears for the prior calendar month. Commencing on August 5, 2015 and continuing on the fifth day of each of the next calendar months thereafter through and including June 5, 2019, Borrower shall pay to Lender monthly payments of principal and interest in an amount equal to the amount which would be sufficient to amortize the outstanding principal balance under the Note as the then effective interest rate over the then remaining portion of an amortization period commencing July 5, 2016 and ending on July 4, 2041. The Note is secured by those certain Deeds of Trust, Assignments of Leases and Rents, Security Agreements and Fixture Filings dated June 12, 2014, executed by Borrower for the benefit of Lender (the “Deeds of Trust”).

Borrower has no right to prepay any principal of the Note except that, so long as no event of default exists under the Note or any of the Deeds of Trust at the time of prepayment, Borrower has the right to prepay the principal of the Note, in whole only and not in part, upon at least 30 days but not more than 60 days advance written notice, provided that Borrower pays, concurrently with such prepayment, all accrued and unpaid interest under the Note and a prepayment premium equal to three percent (3%) of the amount prepaid for a prepayment on or before July 5, 2016; with no prepayment premium thereafter. The Note and the Deeds of Trust contain customary terms and conditions, including, without limitation, customary events of default and acceleration upon default, including defaults in the payment of principal or interest, defaults in compliance with the covenants and bankruptcy or other insolvency events.

The foregoing description of the Note and the Deeds of Trust is qualified in its entirety by reference to the full texts of the Note and the Deeds of Trust, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

As of June 12, 2014, only $1,227,100 of the Aggregate Principal Amount has been drawn on the Note by Borrower, and the balance of $6,342,900 has been retained and not funded by Lender as holdback for the Loan pursuant a Holdback Agreement dated June 12, 2014, by and between Borrower and Lender (the “Holdback Agreement”). The foregoing description of the Holdback Agreement is qualified in its entirety by reference to the full text of the Holdback Agreement, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Additionally, in connection with the Loan, Borrower entered into that certain Unsecured Environmental Indemnity, dated June 12, 2014, with Lender (the “Environmental Indemnity”). The Environmental Indemnity provides that if Borrower were to default under the Loan and as a consequence Lender were to acquire title to any of the properties subject to the Deeds of Trust, Borrower would indemnify Lender for any liability, to the extent there are any such liability, that it would incur as the owner of the applicable property for claims arising out of any hazardous materials or toxic substances present on such property on or before the date of the conveyance of such property to Lender. As a condition to the Loan, Lender required that Borrower indemnify Lender against such liability. The foregoing description of the Environmental Indemnity is qualified in its entirety by reference to the full text of the Environmental Indemnity, which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

On June 12, 2014, Borrower, Lender and Red Door Housing, LLC, a Texas limited liability company (“Property Manager”), entered into that certain Subordination of Management Agreement (the “Subordination Agreement”). Property Manager is the property manager retained by Borrower to provide certain management and leasing services with respect to the properties owned by Borrower in Houston, Texas, metropolitan area. As a condition to the Loan, Lender required that Borrower and Property Manager enter into the Subordination Agreement to provide for the subordination of the rights of Property Manager to any management fees from Borrower with respect to those properties it manages in all respects to the payment of the Loan. The foregoing description of the Subordination Agreement is qualified in its entirety by reference to the full text of the Subordination Agreement, which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information reported under Item 1.01 of this Current Report on Form 8-K regarding the description of the Loan and the material terms and conditions related thereto is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this report:

Exhibit 10.1	Promissory Note, dated as of June 12, 2014, by Reven Housing Texas, LLC for the benefit of Silvergate Bank, for the principal amount of $7,570,000.

Exhibit 10.2

Deeds of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 12, 2014, by Reven Housing Texas, LLC for the benefit of Silvergate Bank (recorded with Brazoria, Chambers, Fort Bend, Galveston and Harris Counties, Texas).

Exhibit 10.3	Holdback Agreement, dated June 12, 2104, by and between Reven Housing Texas, LLC and Silvergate Bank.

Exhibit 10.4	Unsecured Environmental Indemnity Agreement, dated as of June 12, 2014, by Reven Housing Texas, LLC for the benefit of Silvergate Bank.

Exhibit 10.5	Subordination of Management Agreement, dated as June 12, 2014, by and between Reven Housing Texas, LLC, Silvergate Bank and Red Door Housing, LLC, as property manager.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVEN HOUSING REIT, INC.

Dated: June 18, 2014	/s/ Thad L. Meyer
Thad L. Meyer
Chief Financial Officer